                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        MAY 1, 2009 -- OCTOBER 31, 2009

                                                                       Amount
                                           Offering      Total          of          % of     % of
                      Purchase/             Price        Amount       Shares      Offering   Funds
      Security          Trade     Size of     of           of        Purchased   Purchased   Total                       Purchased
      Purchased          Date    Offering   Shares      Offering      By Fund     By Fund   Assets        Brokers           From
--------------------  ---------  --------  --------  --------------  ----------  ---------  ------  -------------------  ---------
   New York State      06/10/09      -      $103.34  $  431,030,000  $2,800,000    0.650%    0.55%  RBC Capital          RBC
  Thruway Authority                                                                                 Markets, Merrill     Capital
                                                                                                    Lynch & Co., M.R.
                                                                                                    Beal & Company,
                                                                                                    Roosevelt & Cross,
                                                                                                    Incorporated,
                                                                                                    Morgan Stanley &
                                                                                                    Co. Incorporated,
                                                                                                    Goldman, Sachs &
                                                                                                    Co., Southwest
                                                                                                    Securities, Loop
                                                                                                    Capital Markets,
                                                                                                    LLC, Siebert
                                                                                                    Brandford Shank &
                                                                                                    Co., LLC, J.P.
                                                                                                    Morgan, Wachovia
                                                                                                    Bank, National
                                                                                                    Association

   New York State      06/10/09      -      $102.63  $  431,030,000  $3,100,000    0.719%    0.55%  RBC Capital          RBC
  Thruway Authority                                                                                 Markets, Merrill     Capital
                                                                                                    Lynch & Co., M.R.
                                                                                                    Beal & Company,
                                                                                                    Roosevelt & Cross,
                                                                                                    Incorporated,
                                                                                                    Morgan Stanley &
                                                                                                    Co. Incorporated,
                                                                                                    Goldman, Sachs &
                                                                                                    Co., Southwest
                                                                                                    Securities, Loop
                                                                                                    Capital Markets,
                                                                                                    LLC, Siebert
                                                                                                    Brandford Shank &
                                                                                                    Co., LLC, J.P.
                                                                                                    Morgan, Wachovia
                                                                                                    Bank, National
                                                                                                    Association

  Puerto Rico Sales    06/11/09      -      $100.00  $4,118,153,700  $4,350,000    0.106%    0.40%  Citigroup, Goldman,  Goldman
Tax Financing 5.000%                                                                                Sachs & Co.,         Sachs
    due 8/1/2039                                                                                    Popular Securities,
                                                                                                    J.P. Morgan,
                                                                                                    Santander
                                                                                                    Securities, Merrill
                                                                                                    Lynch & Co.,
                                                                                                    Barclays Capital,
                                                                                                    Morgan Stanley &
                                                                                                    Co. Incorporated,
                                                                                                    UBS Financial
                                                                                                    Services
                                                                                                    Incorporated of
                                                                                                    Puerto Rico

  City of Atlanta,     06/17/09      -      $ 97.60  $  750,000,000  $1,850,000    0.247%    0.53%  J.P. Morgan,         JP Morgan
  Georgia Water and                                                                                 Citigroup, Morgan
 Wastewater Revenue                                                                                 Stanley & Co.
        Bonds                                                                                       Incorporated,
                                                                                                    Merrill Lynch &
                                                                                                    Co., M.R. Beal &
                                                                                                    Company, Rice
                                                                                                    Financial Products
                                                                                                    Company, SBK-Brooks
                                                                                                    Investment
                                                                                                    Corporation

  City of Atlanta,     06/17/09      -      $ 97.42  $  750,000,000  $2,000,000    0.267%    0.53%  J.P. Morgan,         JP Morgan
  Georgia Water and                                                                                 Citigroup, Morgan
 Wastewater Revenue                                                                                 Stanley & Co.
        Bonds                                                                                       Incorporated,
                                                                                                    Merrill Lynch &
                                                                                                    Co., M.R. Beal &
                                                                                                    Company, Rice
                                                                                                    Financial Products
                                                                                                    Company, SBK-Brooks
                                                                                                    Investment
                                                                                                    Corporation

  City of Atlanta,     06/17/09      -      $ 97.24  $  750,000,000  $1,850,000    0.247%    0.53%  J.P. Morgan,         JP Morgan
  Georgia Water and                                                                                 Citigroup, Morgan
 Wastewater Revenue                                                                                 Stanley & Co.
        Bonds                                                                                       Incorporated,
                                                                                                    Merrill Lynch &
                                                                                                    Co., M.R. Beal &
                                                                                                    Company, Rice
                                                                                                    Financial Products
                                                                                                    Company, SBK-Brooks
                                                                                                    Investment
                                                                                                    Corporation

    State of Ohio      08/12/09      -      $ 98.62  $  498,550,000  $4,000,000    0.802%    0.36%  J.P. Morgan,         J.P.
  Hospital Revenue                                                                                  Merrill Lynch &      Morgan
Funding Bonds Series                                                                                Co., Morgan Stanley
        2009A                                                                                       & Co. Incorporated,
                                                                                                    PNC Capital Markets
                                                                                                    LLC, Wells Fargo
                                                                                                    Securities

    California St      10/30/09      -      $104.30  $2,935,615,000  $2,900,000    0.099%    0.26%  Barclays Capital,    Barclays
  Economic Recovery                                                                                 Blaylock Robert      Capital
 5.250% due 7/1/2021                                                                                Van, LLC,
                                                                                                    Duncan-Williams,
                                                                                                    Inc. Estrada
                                                                                                    Hinojosa & Company,
                                                                                                    Inc., Goldman,
                                                                                                    Sachs & Co., J.P.
                                                                                                    Morgan, Merchant
                                                                                                    Capital LLC, Morgan
                                                                                                    Keegan and Company,
                                                                                                    Inc., Oppenheimer &
                                                                                                    Co. Inc., Prager
                                                                                                    Sealy & Co., LLC,
                                                                                                    Raymond James &
                                                                                                    Associates, Inc.,
                                                                                                    Southwest
                                                                                                    Securities, Inc.,
                                                                                                    Wedbush Morgan
                                                                                                    Securities, Loop
                                                                                                    Capital Markets
                                                                                                    LLC, Brandis
                                                                                                    Tallman LLC, Edward
                                                                                                    D. Jones & Co., LP,
                                                                                                    Fidelity Capital
                                                                                                    Markets, Great
                                                                                                    Pacific Securities,
                                                                                                    Jackson Securities,
                                                                                                    Merrill Lynch &
                                                                                                    Co., Morgan Stanley
                                                                                                    & Co. Incorporated,
                                                                                                    Pershing LLC, R.W.
                                                                                                    Baird & Co., Ross,
                                                                                                    Sinclaire &
                                                                                                    Associates, LLC,
                                                                                                    Stern Brothers &
                                                                                                    Co., Wells Fargo
                                                                                                    Securities,
                                                                                                    Citigroup, City
                                                                                                    National
                                                                                                    Securities, Inc.,
                                                                                                    De La Rosa & Co.,
                                                                                                    George K Baum &
                                                                                                    Company, Gerbert J
                                                                                                    Sims & Co. Inc.,
                                                                                                    Jesup & Lamont
                                                                                                    Securities, Inc.,
                                                                                                    MFR Securities,
                                                                                                    Inc., O'Connor &
                                                                                                    Co.  Securities,
                                                                                                    Inc., Podesta &
                                                                                                    Co., Ramirez & Co.,
                                                                                                    Inc. S Hare
                                                                                                    Capital, Inc.,
                                                                                                    Stone &
                                                                                                    Youngerberg,
                                                                                                    Westhoff, Cone &
                                                                                                    Holmstedt